EXCELSIOR INCOME SHARES, INC.
                                 D/B/A EIS FUND
                              114 West 47th Street
                            New York, New York 10036
                          -----------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          ----------------------------

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Excelsior Income Shares, Inc., d/b/a EIS Fund (the "Fund"), a New York corporation, will be held at the offices of Spitzer & Feldman P.C., 405 Park Avenue, 6th Floor, New York, New York 10022 on Thursday, December 27, 2001 at 9:30 a.m. for the following purposes:

     1. To amend the Fund's Prospectus and By-laws to effect changes in its fundamental investment objectives and policies and fundamental investment restrictions (Proposal No. 1);

     2. To approve a new investment management agreement between Cornerstone Advisors, Inc. and the Fund which will have the effect of increasing the investment management fee (Proposal No. 2);

     3. To amend the Certificate of Incorporation to change the name of the Fund from "Excelsior Income Shares, Inc." to "EIS Fund, Inc." (Proposal No. 3); and

     4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on November 28, 2001 as the record date for the determination of shareholders entitled to notice of, and to vote at this Meeting or any adjournment thereof. The stock transfer books will not be closed.

                                        By Order of the Board of Directors


                                        Ralph W. Bradshaw, President

Dated:     November 29, 2001

                          YOUR VOTE IS VERY IMPORTANT!

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE "FOR" EACH OF THE PROPOSALS CONTAINED HEREIN. UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING. DELAY MAY CAUSE THE FUND TO INCUR ADDITIONAL EXPENSES TO SOLICIT SUFFICIENT VOTES FOR THE MEETING.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                                  REGISTRATION


CORPORATE ACCOUNTS                                     VALID SIGNATURE
------------------                                     ---------------

(1)  ABC Corp.................................ABC Corp. (by John Doe, Treasurer)
(2)  ABC Corp.................................John Doe, Treasurer
(3)  ABC Corp.
     c/o John Doe, Treasurer..................John Doe
(4)  ABC Corp. Profit Sharing Plan............John Doe, Trustee

TRUST ACCOUNTS
--------------

(1)  ABC Trust................................Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee
     u/t/d/ 12/28/78..........................Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
----------------------------

(1)  John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA............John B. Smith
(2)  John B. Smith............................John B. Smith, Jr., Executor

                          EXCELSIOR INCOME SHARES, INC.
                                 D/B/A EIS FUND
                              114 West 47th Street
                            New York, New York 10036
                         -------------------------------

                                 PROXY STATEMENT
                                       for
                         SPECIAL MEETING OF SHAREHOLDERS
                    to be held on Thursday, December 27, 2001

                         -------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Excelsior Income Shares, Inc., d/b/a EIS Fund (the "Fund"), for use at a Special Meeting of Shareholders (the "Meeting") to be held at the offices of Spitzer & Feldman P.C., 405 Park Avenue, 6th Floor, New York, New York 10022 on Thursday, December 27, 2001, at 9:30 a.m., New York time, and at any and all adjournments thereof. A form of proxy is enclosed herewith. This Proxy Statement and the accompanying form of proxy are being first mailed to shareholders on or about November 29, 2001.

         This Meeting is necessitated by the decision of the Fund's current investment manager, U.S. Trust Company of New York ("U.S. Trust"), to surrender its responsibilities with the Fund. At the 2001 Annual Meeting, shareholders replaced the entire board, defeated a proposal for liquidation, and rejected the choice of a traditional fixed-income investment manager. The current Board believes that this clearly signals the shareholders' desire for change in the way the Fund has been managed in the past.

         The Board sees two ways to materially improve the value of shareholder investment in this Fund. First, the distributions from the Fund need to be increased and second, the discount at which the Fund's shares trade in the market needs to be reduced. Substantially higher distributions, however, are not supportable with the Fund's current investment focus. As a result, the Board is offering these proposals for shareholder consideration that, if approved, will substantially alter the investment management of the Fund.

         Shareholders are being asked to approve a fundamental change in investment objectives and policies and to approve a new investment management agreement with Cornerstone Advisors, Inc. Currently, the investment focus concentrates primarily on current income and secondarily on capital appreciation. Under the proposed changes, capital appreciation would be the primary objective with current income secondary thereby, potentially providing shareholders with a higher total return, however, subjecting shareholders to a greater degree of risk as explained further herein.

         If these changes are approved, the Board intends to increase the monthly distribution level to, and maintain it at, the rate of $0.165 per share. This represents a yield of approximately 11% based on recent net asset value of the shares. To the extent that this distribution exceeds the current earnings of the Fund, the balance will be generated from sales of portfolio securities held by the Fund which will either be short-term or long-term capital gains or a tax-free return of capital. Subject to shareholder approval of the proposals set forth in this proxy statement, the Board intends to amend the dividend reinvestment plan so that shareholders will have the option to have all or part of their distribution reinvested in additional shares of the Fund. In this way, shareholders will have more choice and flexibility in balancing the size of their distributions and the amount of their remaining investment in the Fund. However, whether a shareholder chooses to have the distribution reinvested in additional shares of the Fund or receive cash will not effect the tax implications of a distribution.

         Any shareholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Meeting. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the amendment of the Fund's Prospectus and By-laws to effect changes in its fundamental objectives and policies and fundamental investment restrictions, FOR the approval of the new investment management agreement between Cornerstone Advisors, Inc. ("Cornerstone Advisors") and the Fund which will have the effect of increasing the investment management fee, subject to a voluntary expense limitation reimbursement by Cornerstone Advisors, as more fully described further under Proposal 2, and FOR the amendment to the Fund's Certificate of Incorporation changing the name of the Fund from "Excelsior Income Shares, Inc." to "EIS Fund, Inc."

         In general, abstentions and broker non-votes (reflected by signed but unvoted proxies), as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund's outstanding voting securities, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. Broker non-votes are shares held in the name of the broker or nominee for which an executed proxy is received by the Fund, but are not voted on a proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

         In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than sixty days after the original meeting date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding voting securities of the Fund entitled to vote at the Meeting.

         The cost of soliciting the proxies will be borne by the Fund. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, of Cornerstone Advisors, the proposed investment manager to the Fund, or Georgeson Shareholder Communication, Inc. ("Georgeson"), a proxy solicitation firm that has been retained by the Fund.

         The agreement between Georgeson and the Fund provides for Georgeson to provide general solicitation services to the Fund at an estimated cost of $12,000, including expenses. The Fund will, upon request, bear the reasonable expenses of brokers, banks and their nominees who are holders of record of the Fund's voting securities on the record date, incurred in mailing copies of this Notice of Special Meeting and Proxy Statement and the enclosed form of proxy to the beneficial owners of the Fund's voting securities.

         Only holders of issued and outstanding shares of the Fund's common stock of record at the close of business on November 28, 2001 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per share of common stock so held. The number of shares of common stock outstanding on November 28, 2001 was 2,169,091. The Fund is a closed-end, management investment company.

         This Proxy Statement is first being mailed to shareholders on or about November 29, 2001.

                                 PROPOSAL NO. 1


          CONSIDERATION OF THE APPROVAL TO AMEND THE FUND'S PROSPECTUS
                      AND BY-LAWS TO EFFECT CHANGES IN ITS
                      FUNDAMENTAL INVESTMENT OBJECTIVES AND
                POLICIES AND FUNDAMENTAL INVESTMENT RESTRICTIONS


         At a special meeting held on November 16, 2001, the Board of Directors unanimously approved a proposal to change the Fund's current investment objectives and policies and certain of its fundamental investment restrictions, subject to shareholder approval at this meeting. The Fund's fundamental investment objectives and policies and fundamental investment restrictions as stated in the Fund's Prospectus, which was declared effective by the Securities and Exchange Commission in 1973, and as set forth in its current By-laws, can only be changed with shareholder approval. If the shareholders approve this proposal, the Fund's Prospectus will be deemed amended by the terms of this proposal and its By-Laws will be amended to eliminate Article XXXII in its entirety.

         As stated in the 1973 Prospectus, the current primary investment objective for the Fund is to seek as high a level of current income for its shareholders as is consistent with prudent risk through investments in a diversified portfolio consisting largely of debt securities which the Fund considers to be of good quality. Capital appreciation is a secondary objective. Additionally, to a limited extent, investments may currently have equity features and may be acquired in private placement transactions. In seeking its current objectives, the Fund may expand its investments through borrowings and may engage in short-term portfolio trading.

         Subject to shareholder approval, Cornerstone Advisors has proposed and the Board of Directors has unanimously approved, changing the focus of the Fund from income to total return by elevating capital appreciation from a secondary objective to the Fund's primary investment objective, while reducing current income from a primary investment objective to a secondary investment objective. Therefore, if the shareholders approve the elimination of the specific restrictions and limitations of the Fund's current investment policies, as specifically described below, the Fund's primary investment objective will be revised to seek capital appreciation through investments in common stocks, preferred stocks and securities convertible into common stocks that trade on a U.S. securities exchange or over the counter. Current income will then be a secondary objective through investment in U.S. debt securities. The Board of Directors has also determined to delete the Fund's current concentration policy such that the Fund can no longer invest more than 25% of its total assets in securities of issuers in any one industry. In seeking these objectives, the Fund may continue to expand its investments through the use of leverage and may engage in short-term portfolio trading although, to a much lesser extent.

         In approving this change to the Fund's investment objectives, the Board of Directors recognized that the Fund's current investment policies and fundamental investment restrictions would prohibit the Fund from effecting its revised primary investment objective of capital appreciation. The Fund's current investment policies were established in 1973 to permit the Fund to provide shareholders with current income through investments in a diversified portfolio consisting largely of debt securities. These 1973 investment policies and investment restrictions, which may not be changed without shareholder approval, include, but are not limited to, the following:

     A. The Fund may have no less than 75% of the value of its total assets invested in the following types of interest-bearing debt securities (and cash and cash equivalents):

          (1) straight debt securities which are rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's")(Aaa, Aa, A or Baa) or Standard & Poor's Corporation ("S&P")(AAA, AA, A or BBB);

          (2) securities of, or guaranteed by, the United States Government, its agencies and instrumentalities;

          (3) securities of, or guaranteed by, the government of Canada or any instrumentality or political subdivision thereof, acquired under circumstances that would not subject the Fund to payment of the U.S. Interest Equalization Tax, such securities not to exceed 25% of the value of the Fund's total assets;

          (4) obligations of, or guaranteed by, national or state banks or U.S. holding companies, the primary assets of which are U.S. banks, which are considered by management to have investment quality comparable to the aforementioned rated debt securities, provided that investments will not be made in obligations of the United States Trust Company of New York or any company of which 50% or more of the voting securities are owned by the United States Trust Company of New York or an affiliate thereof; and

          (5)  commercial paper.

     B. The Fund may have no more than 25% of the value of its total assets consisting of:

          (1)  interest-bearing debt securities which are not described above;

          (2) securities which may be convertible into or exchangeable for, or carry warrants or other rights to purchase, common stock or other equity securities; and

          (3)  preferred stocks.

     C. If the value of those securities permitted to be held under the categories referred to in sub-paragraph B above increases above the 25% limitation, the Fund is not required to dispose of any of such securities, but, so long as such limitation is executed, the Fund may not acquire any additional securities under any of such categories. In addition to the foregoing, the Fund may exchange securities, exercise any conversion rights or exercise warrants or other rights to purchase common stock or other equity securities and may hold any such securities so acquired without regard to the foregoing investment policies, but the value of the securities so acquired shall be included in any subsequent determination of the Fund's compliance with the 25% limitation referred to in sub-paragraph B above.

     D. The Fund may invest from 25% to 80% of its total assets, taken at market value at time of purchase, in each of the electric utility and telephone industries.

     E. The Fund may not purchase securities issued by the U.S. Trust Company of New York or any company of which 40% or more of the voting securities are owned by the U.S. Trust Company of New York or an affiliate of the U.S. Trust Company of New York, or any investment company (excluding the Fund) or real estate investment trust managed or advised by the U.S. Trust Company of New York or any such company.

     F.   The Company may not:

          (1) have less than 75% of the value of its total assets invested in the types of interest-bearing debt securities (and cash and cash equivalents) described in Paragraph A above;

          (2) have more than 25% of the value of its total assets invested as described in Paragraph B above;

          (3) invest more than 25% of its total assets, taken at market value at time of purchase, in securities of issuers in any one industry, provided that the Company may invest up to 80% of its total assets, taken at market value at time of purchase, in each of the electric utility and telephone industries;

          (4) invest more than 25% of its total assets, taken at market value at time of purchase, in securities of, or guaranteed by, the government of Canada or any of its instrumentalities or political subdivisions.

         Exhibit A to this proxy statement sets forth the language contained in the 1973 Prospectus concerning the Fund's "Investment Objectives and Policies" and "Investment Restrictions." Exhibit B to this proxy statement sets forth
Article XXXII of the Fund's current By-laws which is proposed to be deleted in its entirety from the Fund's By-laws if this Proposal 1 is approved by shareholders.

         In order to provide the Fund with the ability to pursue capital appreciation, as its primary investment objective, capital appreciation, the Board of Directors unanimously approved and authorized for submission to the Fund's shareholders, for their consideration and approval, this proposal which if adopted, would eliminate the investment policies and investment restrictions described in paragraphs A through F above.

         Specifically, Cornerstone Advisors and the Board propose the following changes:

         INVESTMENT OBJECTIVES:

         The investment objective of the Fund is to seek capital appreciation with current income as a secondary objective.

         INVESTMENT POLICIES:

         It is the policy of the Fund, under normal market conditions, to invest substantially all of its assets in the equity and U.S. dollar denominated debt securities of U.S. issuers whose securities trade on a U.S. securities exchange or over the counter or as ADRs or other forms of depositary receipts such as IDRs which trade in the United States.

BASIS FOR RECOMMENDATION OF PROPOSALS

         In submitting this proposal for approval by the Fund's shareholders, the Board has determined that the proposed changes to the Fund's fundamental investment objectives and policies and fundamental investment restrictions would benefit the Fund's shareholders by providing them with greater potential total return through investing in a broader basket of portfolio securities than is currently available to the Fund. The Board believes that a broader selection of potential investments in U.S. equity and debt securities markets will increase the Fund's prospects of achieving its new investment objectives by structuring a more diversified investment portfolio.

         The recommendation of this Proposal 1 is driven by the Board's desire to improve Fund performance and its belief that access to U.S. equity and debt securities is becoming increasingly necessary to exploit investment opportunities and is, therefore, potentially more beneficial to the Fund's shareholders than is a policy that focuses the Fund's investments solely in debt securities.

         The proposed investment manager for the Fund, Cornerstone Advisors, will pursue a balanced approach, including "value" and "growth" investing, by seeking out equity securities of companies at reasonable prices that demonstrate favorable long-term characteristics such as strength of management, competitive position, new products or services, profit margins and return on investment. In addition, Fund management may use cash generated from returns on the Fund's investments to buy back shares in the Fund itself that are trading at a significant discount, in order to increase the Fund's net asset value per share, which may, in turn, help reduce the discount at which the Fund's shares trade in the open market.

         As stated above, the Board has considered certain factors prior to recommending this Proposal 1 for approval by the shareholders, including the long-term prospects of the Fund achieving its investment objectives and providing shareholders with higher total returns by investing in equity and debt securities. In view of the Fund's proposed changes to its investment objectives and the Board's determination that it would be better to focus on capital appreciation with a secondary focus on current income, the Board believes that access to equity and debt securities in U.S. capital markets will enable Fund management to structure a more diversified portfolio of investments. Therefore, based on these considerations, the Board believes that Proposal 1 is in the best interests of the Fund and its shareholders.

PROPOSED PRINCIPAL INVESTMENT STRATEGY

         Set forth below is a description of the investment objectives and policies of the Fund, as they would be if the proposed changes are approved by the shareholders:

INVESTMENT OBJECTIVES OF THE FUND

         The investment objective of the Fund is capital appreciation with current income as a secondary objective. The Fund's investment objectives are fundamental and may only be changed with shareholder approval. The policies, however, are not fundamental, and may be changed by the Fund's Board of Directors.

PRINCIPAL INVESTMENT STRATEGIES AND FUNDAMENTAL INVESTMENT
RESTRICTIONS OF THE FUND

         The Fund seeks to achieve its investment objectives by investing primarily in equity securities of U.S. companies and U.S. dollar denominated debt securities which Fund management believes have demonstrated fundamental investment value and favorable growth and income prospects. In general, the Fund will invest in such equity securities that are traded in the United States on a securities exchange or over the counter or by ADRs, IDRs or other forms of depositary receipts. Depositary receipts are traded like common stocks in the United States, are typically issued in connection with a U.S. or foreign banks or trust companies and evidence ownership of underlying securities issued by a foreign corporation.

         The Fund intends its investment portfolio, under normal market conditions, to consist principally of the equity securities of large, mid and small-capitalization companies. Equity securities in which the Fund may invest include common and preferred stocks, convertible securities, warrants and other securities having the characteristics of common stocks, such as ADRs and IDRs. The Fund may, however, invest a portion of its assets in U.S. dollar denominated debt securities when Fund management believes that it is appropriate to do so in order to achieve the Fund's secondary investment objective, for example, when interest rates are high in comparison to anticipated returns on equity investments. Debt securities in which the Fund may invest include U.S. dollar denominated bank, corporate or government bonds, notes, and debentures of any maturity determined by Fund management to be suitable for investment by the Fund. The Fund may invest in the securities of issuers that it determines to be suitable for investment by the Fund regardless of their rating, provided, however, that the Fund may not invest in debt securities that are determined by Fund management to be rated below "BBB" by S&P or Moody's.

         Fund management utilizes a balanced approach, including "value" and "growth" investing by seeking out companies at reasonable prices, without regard to sector or industry, that demonstrate favorable long-term growth characteristics. Valuation and growth characteristics may be considered for purposes of selecting potential investment securities. In general in the securities industry, valuation analysis is used to determine the inherent value of the company by analyzing financial information such as a company's price to book, price to sales, return on equity, and return on assets ratios, and growth analysis is used to determine a company's potential for long-term dividends and earnings growth due to market-oriented factors such as growing market share, the launch of new products or services, the strength of its management and market demand.

         The Fund may also invest up to 10% of its assets in the aggregate in the securities of other investment companies and up to 5% of its assets in any one such investment company, provided that such investment does not represent more than 3% of the voting stock of the acquired investment company of which such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of the investment company's expenses and would remain subject to payment of the Fund's advisory and administrative fees with respect to the assets so invested.

         The Fund may invest up to 20% of the value of its total assets in illiquid U.S. securities. The Fund will invest only in such illiquid securities that, in the opinion of Fund management, present opportunities for substantial growth over a period of two to five years.

         A complete list of the Fund's proposed fundamental investment restrictions, if this Proposal 1 is approved, is attached as Exhibit C.

         PORTFOLIO TURNOVER. The Fund does not expect to trade in securities for short-term gains. Higher portfolio turnover rates resulting from more actively traded portfolio securities generally result in higher transaction costs, including brokerage commissions and related capital gains or losses. Since the Fund's investment policies emphasize long-term investment in the securities of companies, the Fund's annual portfolio turnover rate is expected to be relatively low, generally ranging between 25% and 75%.

PRINCIPAL RISKS OF INVESTING IN THE FUND

         STOCK MARKET VOLATILITY. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund is subject to the general risk that the value of the Fund's investments may decline if the stock markets perform poorly. There is also a risk that the Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

         ISSUER SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities tend to be more sensitive to these changes than higher-quality debt securities.

         INTEREST RATE RISK. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

         EXTENSION RISK. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

         ILLIQUID SECURITIES. The Fund may invest up to 20% of its respective total assets in illiquid securities. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A security traded in the U.S. that is not registered under the Securities Act of 1933 will not be considered illiquid if Fund management determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time.

         INVESTMENT IN SMALL AND MID-CAPITALIZATION COMPANIES. The Fund may invest in companies with mid- or small-sized capital structures (generally a market capitalization of $5 billion or less). Accordingly, the Fund may be subject to the additional risks associated with investment in these companies. The market prices of the securities of such companies tend to be more volatile than those of larger companies. Further, these securities tend to trade at a lower volume than those of larger more established companies. If the Fund is heavily invested in these securities and the value of these securities suddenly declines, the Fund will be susceptible to significant losses.

         OVER-THE-COUNTER BULLETIN BOARD MARKETS. The Fund may invest in companies whose stock is trading on the over-the-counter Bulletin Board which have only a limited trading market. A more active trading market may never develop. The Fund may be unable to sell its investments in these companies on any particular day due to the limited trading market.

NON-PRINCIPAL INVESTMENT POLICIES

         TEMPORARY DEFENSIVE POSITIONS. The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Such investments include various short-term instruments. If the Fund takes a temporary defensive position at the wrong time, the position would have an adverse impact on the Fund's performance and it may not achieve its investment objective. The Fund reserves the right to invest all of its assets in temporary defensive positions.

         SECURITIES LENDING. The Fund may lend its portfolio securities to broker-dealers in amounts equal to no more than 30% of the Fund's net assets. These transactions will be fully collateralized at all times with cash and/or high quality, short-term debt obligations. These transactions involve risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the securities lent. In the event the original borrower defaults on its obligation to return lent securities, the Fund will seek to sell the collateral, which could involve costs or delays. To the extent proceeds from the sale of collateral are less than the repurchase price, the Fund would suffer a loss and you could lose money on your investment.

         BORROWING. The Fund shall not borrow money except (i) to purchase securities, provided that the aggregate amount of such borrowings may not exceed 20% of its total assets, taken at market value at the time of borrowing, and
(ii) from banks for temporary or emergency purposes in an amount not exceeding 5% of the Fund's total assets, taken at market value at time of borrowing. To reduce its indebtedness, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. In addition, interest paid by the Fund on borrowed funds would decrease the net earnings of the Fund

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements collateralized by the securities in which it may invest. A repurchase agreement involves the purchase by the Fund of securities with the condition that the original seller (a bank or broker-dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, the Fund will seek to sell the collateral, which could involve costs or delays. To the extent proceeds from the sale of collateral are less than the repurchase price, the Fund would suffer a loss.

REQUIRED VOTE

         As provided by the 1940 Act and the Fund's By-Laws, approval of changes in the fundamental investment objectives, policies and investment restrictions of the Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (a) sixty-seven (67%) percent or more of the shares of the Fund entitled to vote thereon present or represented by proxy at the Meeting, if the holders of more than fifty (50%) percent of the outstanding shares of the Fund entitled to vote thereon are present or represented by proxy, or (b) more than fifty (50%) percent of the total outstanding shares of the Fund entitled to vote thereon. For this purpose, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes, but not as votes cast and will have the same effect as votes cast against the Proposal.

         THE BOARD OF DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE FUND, RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE FUND'S PROSPECTUS AND BY-LAWS THEREBY EFFECTING CHANGES IN THE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVES AND POLICIES AND FUNDAMENTAL INVESTMENT RESTRICTIONS.

                                 PROPOSAL NO. 2


                        CONSIDERATION OF THE APPROVAL OF
                     THE NEW INVESTMENT MANAGEMENT AGREEMENT
                 BETWEEN THE FUND AND CORNERSTONE ADVISORS, INC.

         At a special meeting held on November 16, 2001, the Board of Directors unanimously approved and authorized for submission to the Fund's shareholders, for their approval, a new investment management agreement (the "Cornerstone Agreement") by and between Cornerstone Advisors and the Fund.

         As previously disclosed to shareholders, U.S. Trust, the Fund's current investment adviser, has stated that it has decided not to serve in such capacity or to provide investment management services to the Fund. The Fund believes that this decision is not related to any particular Fund activity, including performance, but represents a business decision on the part of U.S. Trust to focus on different areas of the financial services industry. The Board of Directors seeks shareholder approval of the Cornerstone Agreement. If approved, the current advisory agreement with U.S. Trust will terminate and the Fund will enter into the Cornerstone Agreement effective January 1, 2002. If the Cornerstone Agreement is not approved by shareholders, the Board of Directors will consider other alternatives, including seeking other investment advisers or internally managing the Fund's investments.

         The Board of Directors hereby submits the Cornerstone Agreement to the shareholders for their consideration and approval.

INFORMATION REGARDING CORNERSTONE ADVISORS

         Cornerstone Advisors, which has its principal office at One West Pack Square, Suite 1650, Asheville, North Carolina 28801, was organized in February of 2001, to provide investment management services to closed-end investment companies and is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Cornerstone Advisors is the investment adviser to three other closed-end funds, The Cornerstone Strategic Return Fund, Inc., Cornerstone Strategic Value Fund, Inc., and Progressive Return Fund, Inc. Mr. Ralph W. Bradshaw, a Director and the President of the Fund, will serve as the Fund's portfolio manager assuming the Cornerstone Agreement is approved by the Fund's shareholders at the Meeting. A copy of the proposed Cornerstone Agreement is attached hereto as Appendix A.

         The following table, which has been provided to the shareholders for informational purposes only, compares: (i) the approximate size of each closed-end investment company currently advised by Cornerstone Advisors; (ii) the advisory fee paid under each investment company's respective investment advisory agreement with Cornerstone Advisors; and (iii) any expense limitation that Cornerstone Advisors has voluntarily agreed to.


--------------------------- -------------------------- -------------------------- --------------------------
    NAME OF THE FUND        PROGRESSIVE RETURN FUND,        THE CORNERSTONE         CORNERSTONE STRATEGIC
                                      INC.              STRATEGIC RETURN FUND,        VALUE FUND, INC.
                                                                 INC.
--------------------------- -------------------------- -------------------------- --------------------------
Approximate Net Assets as          $54 million                $58 million                $45 million
  of December 31, 2000
--------------------------- -------------------------- -------------------------- --------------------------
   Rate of Cornerstone      1% of Average Weekly Net   1% of Average Weekly Net   1% of Average Weekly Net
      Advisors Fee                   Assets                     Assets                     Assets
--------------------------- -------------------------- -------------------------- --------------------------
   Expense Limitation                1.65%*                     1.65%*                     1.65%*
--------------------------- -------------------------- -------------------------- --------------------------

* Cornerstone Advisors voluntarily agreed to limit each investment company's respective annual operating expenses (excluding interest, taxes, brokerage commissions, legal fees, expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each investment company's respective business) to one and sixty-five one-hundredths (1.65%) percent (on an annualized basis) of each investment company's respective average net assets for the fiscal period from April 19, 2001 through December 31, 2001.



         Mr. Bradshaw and Mr. Gary A. Bentz, another Director of the Fund, are the sole stockholders of Cornerstone Advisors. Messrs. Bradshaw and Bentz have extensive experience with closed-end investment companies. Mr. Bradshaw, also serves as a Director to The Austria Fund, Inc., Smallcap Fund, Inc., The Cornerstone Strategic Return Fund, Inc., Cornerstone Strategic Value Fund, Inc. and Progressive Return Fund, Inc., and served as a Vice President of Deep Discount Advisors, Inc. ("Deep Discount") from 1993 to 1999. Mr. Bentz, who currently serves as a Director to The Austria Fund, Inc. and is Treasurer and Vice President of the three other funds for which Cornerstone Advisors serves as investment adviser, was also affiliated with Deep Discount as its Chief Financial Officer from 1993 to 2000. Messrs. Bradshaw and Bentz no longer possess any ownership interest in Deep Discount nor do they provide any investment advisory services to Deep Discount or its clients. Deep Discount and Ron Olin Investment Management Company ("ROIMC"), both of which jointly filed a
Schedule 13G with the Securities and Exchange Commission (the "SEC") on February 5, 2001 as beneficial owners of more than five (5%) percent of the outstanding shares of the Fund, are registered investment advisers which, on behalf of their respective advisory clients, invest in the common stock of closed-end investment companies. There exists no arrangements or understandings among Cornerstone Advisors, Deep Discount, ROIMC or any of their respective stockholders with respect to the Fund.

THE CURRENT ADVISORY AGREEMENT

         The Fund's current investment adviser, U.S. Trust, has provided investment advisory and administrative services to the Fund since the Fund's commencement of operations on May 15, 1973. The current advisory agreement was last approved by the Board of Directors on March 14, 2000 and ratified by the shareholders of the Fund on May 9, 2000 (the "Current Advisory Agreement") and by its terms would expire on May 9, 2002.

         Under the Current Advisory Agreement, U.S. Trust formulates a continuing program for the management of the assets and resources of the Fund, provides a full range of advice and recommendations, including recommendations regarding specific securities to be purchased or sold by the Fund, and obtains and evaluates statistical, economic and other research information with respect to the economy, business, securities markets and types of securities, all in conformity with the Fund's current investment objectives and policies. In addition to providing investment advisory services, U.S. Trust, at its own expense, provides portfolio trading facilities and makes available to the Fund appropriate executive, investment, clerical and other personnel as well as computer and other services for the conduct of its investment business and the administration of its affairs. U.S. Trust compensates all Fund personnel and officers other than the current President, Mr. Bradshaw. Currently, U.S. Trust also provides the Fund with office space and facilities and business equipment and pays the cost of keeping the Fund's books and records.

         For the services rendered and the expenses assumed by U.S. Trust under the Current Advisory Agreement, the Fund pays U.S. Trust an annual fee calculated at the rate of 0.50% of the Fund's net asset value up to and including $100,000,000, 0.40% of such net asset value over $100,000,000 up to and including $200,000,000 and 0.30% of such asset value over $200,000,000. The investment advisory fee is computed quarterly on the basis of the net asset value as of last day of each quarter.

         The Fund is responsible for the payment of all its expenses that are not specifically assumed by U.S. Trust under the Current Advisory Agreement. However, in the event in any year the sum of the Fund's expenses (including U.S. Trust's investment advisory fee but excluding interest, taxes and brokerage commissions relating to the purchase or sale of portfolio securities, the Fund's expenses of future public offerings of its shares and extraordinary expenses beyond U.S. Trust's control) exceeds 1 1/2% of the average value of the Fund's net assets during such year up to $30,000,000, plus 1% of the average value of the Fund's net assets during such year in excess of $30,000,000, U.S. Trust is obligated to reimburse the Fund promptly for such excess expenses. In addition, under the Current Advisory Agreement, U.S. Trust is not responsible for any mistake in judgment or in any event whatsoever except for lack of good faith or for any conduct on U.S. Trust's part constituting a breach of fiduciary duty involving personal misconduct in respect of the Fund, so long as such judgment or other event does not constitute willful malfeasance, bad faith, gross negligence in the performance of U.S. Trust's duties or reckless disregard of its obligations and duties under the Current Advisory Agreement.

DESCRIPTION OF THE CORNERSTONE AGREEMENT

         The description of the Cornerstone Agreement that follows is qualified in its entirety by reference to Exhibit D, attached hereto. If adopted, the Cornerstone Agreement will continue in effect for two years after its initial approval by shareholders, and thereafter from year to year, subject to its annual approval by the non-interested members of the Fund's Board of Directors.

         Messrs. Bradshaw and Bentz have represented to the Fund's Board of Directors that they do not have any present intention of selling any of their shares in Cornerstone Advisors. Additionally, the Fund and Cornerstone Advisors have agreed to certain terms and conditions which would effectively prevent Cornerstone Advisors from obtaining undue value from its' engagement as the Fund's investment adviser.

         The Board of Directors, including the disinterested Directors as advised by legal counsel, and Cornerstone Advisors have determined that the rendering of investment management services to other closed-end investment companies will not likely constitute or create a conflict of Cornerstone Advisors' duty of loyalty affecting its fiduciary duty owing to the Fund or the Fund's shareholders.

         Pursuant to the Cornerstone Agreement, Cornerstone Advisors shall conduct investment research and supervision for the Fund and shall be responsible for the purchase and sale of investment securities for the Fund's portfolio, subject to the supervision and direction of the Board of Directors. Cornerstone Advisors shall provide the Fund with investment advice, shall supervise the Fund's management and investment programs and shall provide investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. Cornerstone Advisors shall also furnish necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund. In addition, Cornerstone Advisors will pay the salaries and fees of all officers of the Fund who are affiliated with Cornerstone Advisors.

         The Cornerstone Agreement provides that the Fund is responsible for all of its expenses and liabilities, except that Cornerstone Advisors shall be responsible for the expenses in connection with maintaining a staff within its organization to furnish the above services to the Fund. Although Cornerstone Advisors is a recently organized investment adviser, the Fund is not aware of any other circumstances that are reasonably likely to impair the financial ability of Cornerstone Advisors to fulfill its commitment to the Fund under the Cornerstone Agreement.

         Pursuant to the Cornerstone Agreement, it is proposed that the Fund will pay Cornerstone Advisors monthly an annual fee equal to 1.00% of the Fund's average weekly net assets for the investment management and research services provided by Cornerstone Advisors. In addition, Cornerstone Advisors has agreed that for the initial year of its contract, it will continue the expense limitation reimbursement whereby in the event that for the year ending December 31, 2002, the sum of the Fund's expenses (including Cornerstone Advisor's investment advisory fee but excluding interest, taxes and brokerage commissions relating to the purchase or sale of portfolio securities, the Fund's expenses of future public offerings of its shares and extraordinary expenses beyond Cornerstone Advisor's control) exceeds 1.5% of the average value of the Fund's net assets during such year up to $30,000,000, plus 1% of the average value of the Fund's net assets during such year in excess of $30,000,000, Cornerstone Advisors is obligated to waive its fees as necessary and/or reimburse the Fund promptly for such excess expenses.

         If Proposals 1 and 2 are both approved then Cornerstone Adviser's investment advisory annual fee would be increased from the current fee of 0.50% of the Fund's average annual net asset value computed on a quarterly basis to 1.00% of the Fund's average annual net asset value computed on a weekly basis. The Board of Directors believes that this increase in the investment advisory fee proposed to be paid to the new investment manager, Cornerstone Advisors, as well as the change in the calculation method is appropriate provided that the proposed changes to the Fund's fundamental investment objectives and policies and fundamental investment restrictions are approved by shareholders, as set forth in Proposal 1.

         In the event that this Proposal 2 is approved but Proposal 1 is not approved by the shareholders at the Meeting and the Fund continues to be managed pursuant to its current investment strategies, the Board of Directors and Cornerstone Advisors have mutually agreed that Cornerstone Advisors will permanently waive one-half (1/2) of the annual advisory fee payable under the Cornerstone Agreement. In this event, Cornerstone Advisors will only receive a fee of 0.50% of the Fund's average annual net asset value computed weekly.

         The net assets of the Fund as of December 31, 2000 were approximately $39.6 million. The total amount paid to U.S. Trust by the Fund under the Current Advisory Agreement for the year ended December 31, 2000 was $191,950. Under the terms of the Cornerstone Agreement, the total amount that would have been payable to Cornerstone Advisors by the Fund had the Cornerstone Agreement been in effect during the year ending December 31, 2000, assuming the same approximate average net assets, would have been approximately $383,900, based upon such net assets, without giving effect to any possible expense limitation reimbursement. The approximate net assets of the Fund as of September 30, 2001 were $39.4 million. Based on such average net asset, the approximate amount of advisory fees earned by U.S. Trust under the Current Advisory Agreement would be $147,750. If the Cornerstone Advisors Agreement had been in effect during the same nine month period of 2001, then the amount that it would have been paid is approximately $295,000. Please note that the amounts estimated to be paid under the Current Advisory Agreement and the Cornerstone Agreement to U.S. Trust or Cornerstone Advisors, respectively, for the nine month period ended September 30, 2001, do not reflect the effect of the expense limitation reimbursement.

         The table below shows: (i) the aggregate amount of advisory fees paid by the Fund under the Current Advisory Agreement during the year ended December 31, 2000; (ii) the aggregate amount of advisory fees that would have been paid by the Fund to Cornerstone Advisors if the Cornerstone Agreement had been in effect during the year ended December 31, 2000 based on the average net assets for the Fund during 2000; (iii) the dollar difference between the two amounts; and (iv) the percentage difference between the two amounts.

---------------------------- -------------------------- -------------------------- --------------------------
   Aggregate Fees under      Aggregate Fees under the      Difference between           Percentage (%)
Current Advisory Agreement     Cornerstone Agreement        Amounts under the         difference between
   (Year ended 12/31/00)       (Year ended 12/31/00)      Current Agreement and        amounts under the
                                                        the Cornerstone Agreement   Current and Cornerstone
                                                                                          Agreements
---------------------------- -------------------------- -------------------------- --------------------------
         $191,950                    $383,900*                  $191,950                      50%
---------------------------- -------------------------- -------------------------- --------------------------

* This amount does not reflect any expense limitation reimbursement.

FEES AND EXPENSES COMPARISON. The table below compares the annual fees and expenses that you would pay under the fee schedule for the Current Advisory Agreement with the fees and expenses that you will pay under the Cornerstone Agreement. The "Current" information in the table reflects the Fund's annual operating expenses for the year ended December 31, 2000, calculated as a percentage of the Fund's net assets.


SHAREHOLDER TRANSACTION EXPENSES                                 CURRENT        PROPOSED
                                                                 -------        --------
     Sales Load (as a percentage of offering price)                N/A             N/A
     Dividend Reinvestment and Cash Purchase Plan Fees              $0             $0
ANNUAL FUND OPERATING EXPENSES                                   CURRENT        PROPOSED
                                                                 -------        --------
     Investment Advisory Fees                                    0.50%(1)       1.00%(2)
     Interest Payments on borrowed Funds                            0%             0%
     OTHER EXPENSES                                              0.56%(3)       0.75%(4)
                                                                 --------       --------
TOTAL ANNUAL EXPENSES                                            1.06%(5)       1.75%(6)
                                                                 ========       ========

--------------------------------
(1) Under the Current Advisory Agreement, U.S. Trust's annual advisory fee of 0.50% of the Fund's average net assets is reduced if the Fund's expenses (including the advisory fee but excluding interest, taxes and brokerage commission relating to purchases or sales of portfolio securities, the Fund's expenses of future public offerings of its shares and extraordinary expenses beyond U.S. Trust's control) exceed 1 1/2% of the average value of the Fund's net assets during such years up to $30,000,000 plus, 1% of the average value of the Fund's net assets during such years in excess of $30,000,000.
(2) Cornerstone Advisors has contractually agreed that for the initial year of its contract ending December 31, 2002 only, it will continue the expense limitation reimbursement set forth above in Note (1).
(3) Other Expenses include administration, fund accounting, custody and transfer agency fees as well as legal and auditing annual expenses but do not reflect the effect of any expense limitation reimbursement. For the year ending December 31, 2001, the Fund has incurred significant Other Expenses which were characterized by the Former Board of Directors and U.S. Trust to have been extraordinary expenses beyond U.S. Trust's control and, as a result, not subject to the expense limitation reimbursement. It is anticipated that Other Expenses for the current year will be approximately 2.50% and not subject to the expense limitation reimbursement.
(4) Other Expenses include administration, fund accounting, custody and transfer agency fees as well as legal and auditing annual expenses but do reflect the effect of any expense limitation reimbursement by Cornerstone Advisors as set forth under Note (2) above. However, giving effect to such expense limitation reimbursement, the Other Expenses for the year ending December 31, 2002 would be subject to reimbursement by Cornerstone Advisors.
(5) Total Annual Expenses do not reflect the effect of any expense limitation reimbursement, however, as explained under Note (3) above, Total Annual Expenses are anticipated to be 3.00% for the year ending December 31, 2001 not subject to the expense limitation reimbursement.
(6) Total Annual Expenses do not reflect the effect of any expense limitation reimbursement, but under such expense limitation reimbursement Cornerstone Advisors would have waived a portion of its advisory fee and the Total Annual Expenses would be 1.378%.


EXAMPLE. This example is intended to help you compare the cost of investing in the Fund under the Current Advisory Agreement and the cost of investing in the Fund under the Cornerstone Agreement.

         The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

------------------   ----------   ----------   -----------   -----------
                       1 YEAR      3 YEARS       5 YEARS      10 YEARS
------------------   ----------   ----------   -----------   -----------
Current Fees(1)       $108.09      $337.21       $584.74      $1,294.11
------------------   ----------   ----------   -----------   -----------
Proposed Fees(2)      $177.84      $551.06       $948.93      $2,062.40
------------------   ----------   ----------   -----------   -----------

(1) These figures do not reflect the effect of any expense limitation reimbursement as explained under Note (3) above and assume that the rates listed under Total Annual Expenses remains the same each year. However, for the year ending December 31, 2001, the Fund's Total Annual Expenses are anticipated to be 3.00%, therefore, the cost of investing in the Fund for the 1 year period described above is anticipated to be approximately $303.00.

(2) These figures do not reflect any expense limitation reimbursement and assume that the rate listed under Total Annual Expenses above remains in effect throughout the ten year period in the example. However, as stated in Note (6) for the initial year of the Cornerstone Agreement, the Total Annual Expenses would be 1.378%, therefore, the cost of investing in the Fund is anticipated to be approximately $140.03 for the 1 year period described above.

         The Cornerstone Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder ("disabling conduct"), Cornerstone Advisors shall not be liable to the Fund or its shareholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, the Cornerstone Agreement provides that the Fund, under certain circumstances, will indemnify Cornerstone Advisors against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

         Subject to shareholder approval, the Cornerstone Agreement will have an initial term beginning January 1, 2002, and ending December 31, 2003, and, thereafter, will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of the Fund's Board of Directors who are not parties to the Cornerstone Agreement, and who are not "interested persons" of any such party, and (ii) a majority of the Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" of the Fund. The Cornerstone Agreement may be terminated, without penalty, on sixty (60) days' notice, by the Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of the Fund (as set forth under "Required Vote" below) or by Cornerstone Advisors.

                  It is proposed by Cornerstone Advisors and accepted by the Board of Directors that any soft dollars resulting from soft dollar arrangements between the Fund, Cornerstone Advisors and selected dealers and brokers (to the extent that such arrangements are in connection with, or for the benefit of, the
Fund), will be used to pay for certain services provided to the Fund which can be provided by third parties, including but not limited to administration, accounting and custodial services. Notwithstanding the foregoing, however, the Cornerstone Agreement authorizes Cornerstone Advisors to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by Cornerstone Advisors to be useful or valuable to the performance of its investment advisory functions for the Fund. In such circumstances, the commissions paid may be higher than those that the Fund might otherwise have paid to another broker if those services had not been provided. Such research services provided to Cornerstone Advisors by brokers who effect securities transactions for the Fund may be used by Cornerstone Advisors in servicing other investment companies and accounts that it manages. It is understood that not all of the research services may be used by Cornerstone Advisors in managing any particular account, including the Fund. Notwithstanding the foregoing, however, it is the intention of both Cornerstone Advisors and the Board of Directors to use such soft dollar arrangements to pay for certain of the Fund's expenses which may be provided by third parties, including but not limited to administration, accounting and custodial services.

EVALUATION BY THE BOARD OF DIRECTORS

         The Fund's Board of Directors, including the Directors who are not interested persons of any party to the Cornerstone Agreement or its affiliates, has approved the Cornerstone Agreement for the Fund and recommends that shareholders of the Fund approve such agreement. The Board's deliberations and approval occurred at a special meeting of the Board of Directors held on November 16, 2001, with legal counsel in attendance. The Cornerstone Agreement will become effective on January 1, 2002, subject to shareholder approval. If the shareholders do not approve the Cornerstone Agreement at the Meeting (or at an adjournment thereof), the Board will either resubmit the Cornerstone Agreement to the shareholders for their consideration and approval or consider alternative sources from which to obtain investment management and research services for the Fund.

         In approving the Cornerstone Agreement and determining to submit it to the shareholders of the Fund for their approval, the Board of Directors considered the best interests of the shareholders and took into account factors they deemed relevant. The factors considered by the independent Directors included the nature, quality and scope of the operations and services to be provided by Cornerstone Advisors, while focusing on the prior experience of Cornerstone Advisors' principals with respect to: (i) the structure of closed-end investment companies in general; (ii) management of portfolios of U.S. equity securities; (iii) implementing strategies to eliminate closed-end investment companies' discounts; and (iv) implementing policies to cut costs and expenses of closed-end investment companies. Furthermore, the Board of Directors of the Fund considered the opportunity to obtain high quality services at costs that it deemed appropriate and reasonable and at such fees which fall within the range of the standard industry fees for comparable investment companies. Lastly, consideration was given to the fact that there exists no arrangement or understanding in connection with the Cornerstone Agreement with respect to the composition of the Board of Directors of the Fund or of Cornerstone Advisors or with respect to the selection or appointment of any person to any office of the Fund or Cornerstone Advisors.

         Based upon its review of the above factors, the Board of Directors of the Fund determined that the Cornerstone Agreement is in the best interests of the Fund and its shareholders.

REQUIRED VOTE

         As provided by the 1940 Act, approval of the Cornerstone Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (a) sixty-seven (67%) percent or more of the shares of the Fund entitled to vote thereon present or represented by proxy at the Meeting, if the holders of more than fifty (50%) percent of the outstanding shares of the Fund entitled to vote thereon are present or represented by proxy, or (b) more than fifty (50%) percent of the total outstanding shares of the Fund entitled to vote thereon. For this purpose, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes, but not as votes cast and will have the same effect as votes cast against the Proposal.

         THE BOARD OF DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE FUND, CORNERSTONE ADVISORS OR ITS AFFILIATES, RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE "FOR" THE APPROVAL OF THE CORNERSTONE AGREEMENT.

                                 PROPOSAL NO. 3


             RATIFICATION OF THE CHANGE IN THE NAME OF THE FUND FROM
              "EXCELSIOR INCOME SHARES, INC." TO "EIS FUND, INC."

         It was previously disclosed to shareholders that the Fund's advisory agreement with U.S. Trust requires the Fund to cease using the term "Excelsior" in its name upon the termination of the Current Advisory Agreement between the Fund and U.S. Trust. The Fund is currently doing business as "EIS Fund." Under the New York Business Corporation Law, an amendment to a certificate of incorporation, which changes the name of the corporation, must be authorized by the Board of Directors and ratified by a majority of the outstanding shares entitled to vote.

         At a special meeting held on November 16, 2001, the Board of Directors unanimously authorized the amendment to the Certificate of Incorporation to change the name of the Fund from "Excelsior Income Shares, Inc." to "EIS Fund, Inc.", as set forth on Exhibit E.

         Accordingly, the Board of Directors believes that, subject to shareholder ratification of Proposal 3, changing the name of the Fund to "EIS Fund, Inc." is necessary and appropriate and in the best interests of the Fund and its shareholders.

REQUIRED VOTE

         Ratification of the name change requires the affirmative vote of the holders of a majority of the Fund's outstanding voting securities. If the name change is approved by the Fund's shareholders, such change will become effective immediately following the filing of the Fund's Certificate of Amendment to the Certificate of Incorporation with the New York State Department of State.

         THE BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE AMENDMENT TO THE FUND'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE FUND FROM "EXCELSIOR INCOME SHARES, INC." TO "EIS FUND, INC."

                      INFORMATION PERTAINING TO THE FUND'S
                      INVESTMENT ADVISER AND ADMINISTRATOR

THE PROPOSED INVESTMENT ADVISER

         Cornerstone Advisors, Inc. ("Cornerstone Advisors"), the Fund's proposed investment adviser, has its principal office at One West Pack Square, Suite 1650, Asheville, North Carolina 28801. Ralph W. Bradshaw owns fifty (50%) percent of the total outstanding shares of common stock of Cornerstone Advisors and is the President, Chairman of the Board and a Director of the Fund. Gary A. Bentz, who is also a Director of the Fund owns the remaining fifty (50%) percent of the total outstanding shares of common stock of Cornerstone Advisors.

THE CURRENT INVESTMENT ADVISER

         U.S. Trust Company of New York ("U.S. Trust"), the current investment adviser, has its principal offices at 114 West 47th Street, New York, New York 10036. U.S. Trust is a New York State-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust is a wholly owned subsidiary of the U.S. Trust Corporation, a registered bank holding company, which has its principal offices at 114 West 47th Street, New York, New York 10036.

                 INFORMATION PERTAINING TO CERTAIN SHAREHOLDERS


         The following table sets forth the beneficial ownership of shares of the Fund by each person known to the Fund to be deemed the beneficial owner of more than five (5%) percent of the outstanding shares of the Fund:

-------------------------------------------- -------------------------------- --------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER             SHARES OF COMMON STOCK           % OF FUND'S OUTSTANDING
                                                   BENEFICIALLY OWNED            SHARES BENEFICIALLY OWNED
-------------------------------------------- -------------------------------- --------------------------------
Deep Discount Advisors, Inc. (1)
One West Pack Square                                      208,800                          9.6%
Suite 777
Asheville, NC  28801
-------------------------------------------- -------------------------------- --------------------------------
Ron Olin Investment Management Company (1)
One West Pack Square                                      349,900                          16.1%
Suite 777
Asheville, NC  28801
-------------------------------------------- -------------------------------- --------------------------------
Ronald G. Olin (2)
One West Pack Square                                      191,500                          8.8%
Suite 777
Asheville, NC  28801
-------------------------------------------- -------------------------------- --------------------------------



--------------------------------
(1) Based solely upon information presented in a Schedule 13G, dated February 5, 2001, filed jointly by Deep Discount Advisors, Inc. and Ron Olin Investment Management Company.
(2) Based solely on information presented in a Schedule 13G, dated February 5, 2001, filed by Mr. Olin.

         Additionally, on November 28, 2001, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 1,918,177 shares of the Fund, equal to approximately 88.43% of the outstanding shares of the Fund.

                                 OTHER BUSINESS


         The Board of Directors of the Fund does not know of any other matter which may come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to the adjournment of the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.


                                                EXCELSIOR INCOME SHARES, Inc.
                                                d/b/a EIS FUND


                                                Ralph W. Bradshaw, President

Dated:  November 29, 2001


         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                   APPENDIX A


                   CURRENT INVESTMENT OBJECTIVES AND POLICIES


                       (AS EXCERPTED FROM 1973 PROSPECTUS)


         The primary investment objective of the Company is to seek as high a level of current income for its shareholders as is consistent with prudent risk through investments in a diversified portfolio consisting largely of debt securities which the Company considers to be of good quality. Capital appreciation is a secondary objective. To a limited extent, investment may have equity features and may be acquired in private placement transactions. In seeking these objectives, the Company may expand its investments through borrowings and may engage in short-term portfolio trading. There can be no assurance that the Company' investment objective will be attained.

         In pursuing its objectives, the Company will conform to the following investment policies:

         A. At least 75% of the value of the Company's total assets will be invested in the following types of interest-bearing debt securities and in cash equivalents:

            (1) straight debt securities which are rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or BBB);

            (2) securities of, or guaranteed by, the United States Government, its agencies and instrumentalities;

            (3) securities of, or guaranteed by, the government of Canada or any instrumentality or political subdivision thereof, acquired under circumstances that would not subject the Company to payment of the U.S. Interest Equalization Tax, such securities not to exceed 25% of the value of the Company's total assets;

            (4) obligations of, or guaranteed by, national or state banks or U.S. holding companies, the primary assets of which are U.S. banks, which are considered by management to have investment quality comparable to securities which may be purchased under item 1 above, provided that investments will not be made in obligations of the Trust Company or any company of which 50% or more of the voting securities are owned by the Trust Company or an affiliate of the Trust company; and

            (5) commercial paper.

         B. Up to 25% of the value of the Company's total assets may consist of:

            (1) interest-bearing debt securities not included in Paragraph A above;

            (2) securities which may be convertible into or exchangeable for, or carry warrants or other rights to purchase, common stock or other equity securities; and

            (3) preferred stocks.

         In making purchases in conformity with the foregoing policies, the Company will not invest more than 20% of the value of its total assets in securities which have been acquired through transactions which constitute private placements as described below. Securities acquired in such private placement transactions are herein referred to as "restricted securities".

         The Company will determine its compliance with the foregoing investment policies only at the time a security is acquired and on the basis of value of the securities in the Company's portfolio at that time. See VALUATION OF PORTFOLIO SECURITIES. If the value of those securities permitted to be held under the categories referred to in Paragraph B above increases above the 25% limitation, the Company will not be required to dispose of any of such securities, but, so long as such limitation is executed, the Company may not acquire any additional securities under any of such categories. In addition to the foregoing, the Company may exchange securities, exercise any conversion rights or exercise warrants or other rights to purchase common stock or other equity securities and may hold any such securities so acquired without regard to the foregoing investment policies, but the value of the securities so acquired shall be included in any subsequent determination of the Company's compliance with the 25% limitation referred to in Paragraph B above.

         PRIVATE PLACEMENTS. The Company may acquire restricted securities in private placement transactions directly from the issuer or from security holders. Restricted securities frequently carry higher yields than comparable publicly traded securities. Privately placed securities are not readily marketable and ordinarily can be sold by the Company only in privately negotiated transactions to a limited number of purchasers or in public offerings made pursuant to an effective registration statement under the Securities Act of 1933. Private or public sales of restricted securities by the Company may involve significant delays and expense. Private sales require negotiations with one or more purchasers, and restricted securities generally are sold at less favorable prices than comparable unrestricted securities. Public sales generally involve the time and expense of preparing and processing a registration statement under the Securities Act of 1933, which may be considerable, and may involve the payment of underwriting commissions. Thus, the proceeds from a registered public sale may be less than the proceeds from the sale of securities of the same class which are freely marketable. In each acquisition of restricted securities in private placement transactions, the Company will endeavor to secure registration rights from the issuer, but there can be no assurance that the Company will succeed in obtaining such rights as to each restricted security in its portfolio and that, if such rights are obtained with respect to a given restricted security, such rights will enable the Company to dispose of such security at the time and in the amount desired by it.

         PORTFOLIO TRADING. In pursuing its investment objectives, the Company intends to engage in portfolio trading rather than holding its entire portfolio to maturity. Such trading may involve the selling of securities held for a short time, ranging from several months to less than a day. Trading will be used by the Company primarily in anticipation of or in response to market developments or to take advantage of yield disparities. Examples of circumstances in which the Company may employ trading are:

            (a) in anticipation of a rise in interest rates, the Company may shorten the average maturity of its portfolio so as to minimize depreciation of principal;

            (b) in anticipation of a decline in interest rates, the Company may lengthen the average maturity of its portfolio so as to maximize appreciation of principal; and

            (c) when disparities appear in the relative values of bonds or other fixed income securities of the same or differing types of quality, the Company may sell one type or quality and purchase another.

         Trading techniques will be used principally in connection with higher quality, nonconvertible debt securities (rates Baa or BBB or higher). Such securities are often better suited for trading because the market in such securities offers greater liquidity than the market in debt securities of lower quality. It is anticipated that trading will be less applicable to convertible securities, since such securities will normally be purchased when the Company believes that the market value of the underlying equity security is likely to appreciate over a period of time.

         The Company will engage in trading if it believes the transactions, net of costs (including commission, if any), will result in improving the appreciation potential or income of its portfolio. Whether any improvement will be realized by trading will depend upon the ability of the Company to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Trading such as that contemplated by the Company places a premium upon the ability of the Company to obtain relevant information, evaluate it promptly and take advantage of its evaluations by completing transactions on a favorable basis.

         The Company cannot accurately predict its annual portfolio turnover rate, but it anticipates that the rate will not normally exceed 200% (excluding turnover of securities having a maturity of one year or less) after the initial investment of the net proceeds of this offering in accordance with the Company's investment objective and policies. A 200% portfolio turnover rate would occur, for example, if the value of purchase of portfolio securities for a particular year were two times the average value (calculated monthly) of the portfolio securities owned during such year. The turnover rate will depend on a number of factors, including the continued ability of the Company to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Company intends to qualify for the resultant "pass-through" federal income tax treatment under the Code and accordingly intends to limit its short-term trading so that less 30% of its gross income (including all dividend and interest income and gross realized capital gains, both short and long term, without offset for realized capital losses) will be derived from gross gains realized on the sale or other disposition of securities held for less than three months. This limitation, which must be met in order to obtain such "pass-through" tax treatment, may at certain times prevent the Company from realizing capital gains on securities held for less than three months.

         LEVERAGE AND BORROWING. The Company may borrow funds to purchases securities, provided that immediately after such borrowing the aggregate amount of all such borrowings shall not exceed 20% of the value of the Company's total assets, taken at market value at the time of borrowing. If for any reason the Company's asset coverage at any time falls below 300% of the amount owed on outstanding borrowings at the time, the Company, within three business days, will obtained from banks or others and may in some instances be demand loans. Demand loans could be called by the lender at a time when it might be disadvantageous for the Company to sell securities in order to repay the borrowing. The extent to which the Company borrows will depend upon the availability of funds, as well as the cost of borrowing as compared with the possible benefit the Company expects to achieve. If the Company employs borrowings to make additional investments, any income derived from the additional funds, in excess of the interest which the Company has to pay for such borrowings, will cause the Company's net income to rise more rapidly than if borrowing were not used. Conversely, if the income from the securities purchased with the borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Company will decline more rapidly than if borrowing were not used. Current regulations of the Board of Governors of the Federal Reserve System prohibit the Company from borrowing from the Trust Company or any of its subsidiaries, so long as the Company's investment adviser is the Adviser the Trust Company or any other subsidiary of the Trust Company. Subject to such limitations as may be specified in applicable margin regulations of the Board of Governors of the Federal Reserve System, amounts borrowed to purchase securities may be secured by a pledge or mortgage of the Company's assets but not more than 30% of the Company's total assets, taken at market value at time of incurrence, may be subject t such pledges and mortgages.

         MOODY'S COMPOSITE AVERAGES OF YIELDS. The following table gives the average annual yield to maturity for public utility and industrial bonds rated in the four highest classifications (Baa or better) for the periods indicated as reported by Moody's Investors Service, Inc. and is indicative of historic variations in interest rates of bonds in these categories.

         Since interest rates vary from time to time due to general economic and market conditions and many other factors, there can be no assurance that the interest rates for the periods presented above are indicative of rates which may prevail in the future. There can be no assurance that the Company will achieve a yield on its investments in debt securities as great as the average yields described above. The yield to the Company on its investment portfolio will be a gross amount, which will be subject to expenses and taxes. Based upon assumed average annual net assets of $30,365,000 and assumed expenses, which information has been developed by the Adviser, the Company estimates that its normal annual operating expenses, including advisory fees and state taxes but excluding expenses incurred as a result of any borrowing, will aggregate approximately 0.9% of such average annual net assets. However, since the foregoing amount is based on estimates and assumptions which, although considered by the Adviser to be reasonable, may not prove to be correct, the Company can give no assurance that its actual operating expenses will in any year equal the foregoing estimate.

         The market value of debt, securities and preferred stocks owned by the Company, which carry no equity participation should reflect yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise, if the securities are protected against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. The Company's portfolio may, subject to economic and market conditions, include debt securities which sell at substantial discounts from par.

         OTHER INVESTMENT POLICIES. The Company is permitted, subject to certain conditions, to loan its portfolio securities. However, the Board of Directors of the Company have not yet formulated specific plans to implement this investment policy and no assurance can be given that such policy will be implemented or as to the extent or results of such policy if implemented. Any loans of portfolio securities would be continuously secured by collateral at least equal to the market value of the securities loaned. The Company would continue to receive interest or dividends on the securities loaned and would, at the same time, earn interest on the loans or on the investment of the loan collateral if it is cash. Any specific plans developed will be intended to comply with applicable regulatory requirements relating to such loans. At the present time, the staff of the Securities and Exchange Commission does not object to permitting the voting rights, or rights to consent, attendant to securities loaned, to pass to the borrower, although it requires that such loans be called so that the securities may be voted by the lender if a material event affecting the investment is to occur. If this policy is implemented, it is intended that amounts earned on such loans (together with any other income of the Company other than interest, dividends and gains from the sale or other disposition of stock or securities) will not exceed 10% of the Company's annual gross income, without offset for realized capital losses, unless counsel for the Company determines that such amounts constitute qualifying income under federal income tax provisions applicable to regulated investment companies. Under these provisions, at least 90% of annual gross income, without offset for realized capital losses, must be derived from interest, dividends and grants from the sale or other disposition of stock or securities. See DISTRIBUTIONS AND FEDERAL TAX STATUS for information regarding the consequences to the Company and its shareholders if the Company fails to qualify as a regulated investment company under such federal income tax provisions in any taxable year.

                             INVESTMENT RESTRICTIONS


         The following investment restrictions are deemed fundamental policies and may be changed only by the vote of a majority of the Company's outstanding voting securities, which as used in this Prospectus means the lesser of (i) 67% of the Company's outstanding shares of Common Stock present at a meeting of the holders if more than 50% of the outstanding shares of Common Stock are present in person or by proxy or (ii) more than 50% of the Company's outstanding shares of Common Stock.

         The Company will not:

         (1) Have less than 75% of the value of its total assets invested in the types of interest-bearing debt securities (and cash and cash equivalents) described in Paragraph A of INVESTMENT OBJECTIVES AND POLICIES.

         (2) Have more than 25% of the value of its total assets invested as described in Paragraph B of INVESTMENT OBJECTIVES AND POLICIES.

         (3) Issue any senior securities (as defined in the Investment Company Act of 1940) except insofar as any borrowing permitted by item 4 below might be considered the issuance of senior securities.

         (4) Borrowing money except (a) as described under INVESTMENT OBJECTIVES AND POLICIES--LEVERAGE AND BORROWING and (b) from banks for temporary or emergency purposes in an amount not exceeding 5% of its total assets, taken at market value at time of borrowing.

         (5) Mortgage, pledge or hypothecate its assets in an amount exceeding 30% of its total assets, taken at market value at time of incurrence.

         (6) Knowingly invest more than 20% of its total assets, taken at market value at time of investment in securities, subject to legal or contractual restrictions on resale, including securities which may be sold publicly only if registered under the Securities Act of 1933.

         (7) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Company may be deemed to be an underwriter under applicable securities laws.

         (8) Purchase real estate or interests in real estate, except that the Company may invest in securities secured by real estate or interests therein, or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

         (9) Make loans, except through the purchase of debt securities and the loaning of its portfolio securities in accordance with the Company's investment policies.

         (10) Investment in companies for the purpose of exercising control or management.

         (11) Purchase securities on margin (except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities) or make short sales of securities (except for sales "against the box").

         (12) Purchase or retain securities of any issuer if, to the Company's knowledge, those officers and directors of the Company or the Adviser individually owning beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such issuer's outstanding securities.

         (13) Invest in commodities or commodity contracts, or write or purchase puts, calls or combinations of both.

         (14) Purchase the securities of any other investment company, except
(a) in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the Company's shareholders, and (b) in the case of securities of closed-end investment companies only, in the open market where no commission other than the ordinary broker's commission is paid; provided, however, that in no event may investments in securities of other investment companies exceed 10% of the Company's total assets taken at market value at time of purchase.

         (15) Invest more than 25% of its total assets, taken at market value at time of purchase, in securities of issuers in any one industry, provided that the Company may invest up to 40% of its total assets, taken at market value at time of purchase, in each of the electric utility and telephone industries.

         (16) Purchase securities issued by the Trust Company or any company of which 50% or more of the voting securities are owned by the Trust Company or an affiliate of the Trust Company, or any investment company (excluding the Company) or real estate investment trust managed or advised by the Trust Company or any such company.

         (17) Invest more than 5% of its total assets, taken at market value at time of purchase, in securities of any one issuer other than the United States Government or its instrumentalities; or invest in the securities of companies which (together with predecessors) have a record of less than three years continuous operation, or purchase more than 10% of any class of the outstanding voting securities of any one issuer.

         (18) Purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

         (19) Invest more than 25% of its total assets, taken at market value at time of purchase, in securities of, or guaranteed by, the government of Canada or any of its instrumentalities or political subdivisions.

         If a percentage restriction on investment or utilization of assets set forth in items 1, 2, 4, 5, 6, 14, 15, 17 or 19 above is adhered to at the time an investment is made, a later change in percentage resulting from, for example, changing values or a change in the rating of a portfolio security will not be considered a violation. The Company may exchange securities, exercise any conversion rights or exercise warrants or other rights to purchase common stock or other equity securities and may hold any such securities so acquired without regard to the foregoing investment restrictions, but the value of the securities so acquired shall be included in any subsequent determination of the Company's compliance with the 25% limitation referred to in item 2 above.

                                    EXHIBIT B


                                  ARTICLE XXXII

                         (OF THE FUND'S CURRENT BY-LAWS)

                         FUNDAMENTAL INVESTMENT POLICIES

         The authority of the Board of Directors to invest the funds of the Company shall be subject to the following restrictions and limitations, none of which may be changed without the approval of the holders of a majority of the Company's outstanding voting securities (as defined in Article XXXVI hereof). The Company shall not:

         (a) Have less than 75% of its total assets invested in the following types of interest-bearing debt securities and in cash and cash equivalents:

            (1) straight debt securities which are rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or BBB);

            (2) securities of, or guaranteed by, the United States Government, its agencies and instrumentalities;

            (3) securities of, or guaranteed by, the government of Canada or any instrumentality or political subdivision thereof, acquired under circumstances that would not subject the Company to payment of the United States Interest Equalization Tax, such securities not to exceed 25% of the Company's total assets;

            (4) obligations of, or guaranteed by, national or state banks or U.S. holding companies, the primary assets of which are U.S. banks, which are considered by management to have investment quality comparable to securities which may be purchased under item (1) above, provided that investments will not be made in obligations of the United States Trust Company of New York or any company of which 50% or more of the voting securities are owned by United States Trust Company of New York or an affiliate thereof; and

            (5) commercial paper.

         (b) Have more than 25% of its total assets invested in:

            (1) interest-bearing debt securities not included in paragraph (a) above;

            (2) securities which may be convertible into or exchangeable for, or carry warrants or other rights to purchase, common stock or other equity securities; and

            (3) preferred stocks.

         (c) Issue any senior securities (as defined in the Investment Company Act of 1940) except insofar as any borrowing permitted by item (d) below might be considered the issuance of senior securities.

         (d) Borrow money except (i) to purchase securities, provided that the aggregate amount of such borrowings may not exceed 20% of its total assets, taken at market value at time of borrowing, and (ii) from banks for temporary or emergency purposes in an amount not exceeding 5% of its total assets, taken at market value at time of borrowing.

         (e) Mortgage, pledge or hypothecate its assets in an amount exceeding 30% of its total assets, taken at market value at time of incurrence.

         (f) Knowingly invest more than 20% of its total assets, taken at market value at time of investment, in securities subject to legal or contractual restrictions on resale, including securities which may be sold publicly only if registered under the Securities Act of 1933.

         (g) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Company may be deemed to be an underwriter under applicable securities laws.

         (h) Purchase real estate or interests in real estate, except that the Company may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

         (i) Make loans, except through the purchase of debt securities and the lending of its portfolio securities in accordance with the Company's investment policies; to the extent that the purchase of United States Government securities or debt securities of a federal agency, federal instrumentality or federally-created corporation with a simultaneous resale of such securities to the vendor for later delivery may be considered the making of a loan, the Company may engage in such transactions; provided, however, that in no event will any such purchase be made if thereafter more than 25% of the total assets of the Company at time of purchase would consist of such investments.

         (j) Invest in companies for the purpose of exercising control or management.

         (k) Purchase securities on margin (except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities) or make short sales of securities (except for sales "against the box").

         (l) Purchase or retain securities of any issuer if, to the Company's knowledge, those officers and directors of the Company or its investment adviser individually owning beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own beneficially own more than 5% of such issuer's outstanding securities.

         (m) Invest in commodities or commodity contracts, or write or purchase puts, calls, or combinations of both.

         (n) Purchase the securities of any other investment company, except (a) in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the Company's shareholders and (b) in the case of securities of closed-end investment companies only, in the open market where no commission other than the ordinary broker's commission is paid; provided, however, that in no event may investments in securities of other investment companies exceed 10% of the Company's total assets, taken at market value at time of purchase.

         (o) Invest more than 25% of its total assets, taken at market value at time of purchase, in securities of issuers in any one industry, provided that the Company may invest up to an aggregate of 80% of its total assets, taken at market value at time of purchase, in the electric utility and telephone industries as a group.

         (p) Purchase securities issued by United States Trust Company of New York or any other company of which 40% or more of the voting securities are owned by United States Trust Company of New York or an affiliate thereof, or any investment company (excluding the Company) or real estate investment trust managed or advised by United States Trust Company of New York or any such company.

         (q) Invest more than 5% of its total assets, taken at market value at time of purchase, in securities of any one issuer other than securities of the United States Government or its agencies or instrumentalities, except that in connection with the purchase and simultaneous resale of securities permitted by item (i) above invest more than 25% of its total assets taken at market value at time of purchase, in securities of any one issuer; or invest in the securities of companies which (together with predecessors) have a record of less than three years continuous operation; or purchase more than 10% of any class of the outstanding voting securities of any one issuer.

         (r) Purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

         (s) Invest more than 25% of its total assets, taken at market value at time of purchase, in securities of, or guaranteed by, the government of Canada or any of its instrumentalities or political subdivisions.

         If a percentage restriction on investment or utilization of assets set forth in items (a), (b), (d), (e), (f), (n), (o), (q) or (s) above is adhered to at the time an investment is made, a later change in percentage resulting form, for example, changing values or a change in the rating of a portfolio security will not be considered a violation of these By-laws, The Company may exchange securities, exercise any conversion rights or exercise warrants or other rights to purchase common stock or other equity securities and may hold any such securities so acquired without regard to the foregoing investment restrictions, but the value of the securities so acquired shall be included in any subsequent determination of the Company's compliance with the 25% limitation referred to in paragraph (b) above.

                                    EXHIBIT C

                 PROPOSED INVESTMENT RESTRICTIONS IF PROPOSAL 1
                           IS APPROVED BY SHAREHOLDERS

         The following investment restrictions are deemed fundamental policies and may be changed only by the vote of a majority of the Company's outstanding voting securities, which as used in this Prospectus means the lesser of (i) 67% of the Company's outstanding shares of Common Stock present at a meeting of the holders if more than 50% of the outstanding shares of Common Stock are present in person or by proxy or (ii) more than 50% of the Company's outstanding shares of Common Stock.

         The Company will not:

         (1) Issue any senior securities (as defined in the Investment Company Act of 1940) except insofar as any borrowing permitted by item 2 below might be considered the issuance of senior securities.

         (2) Borrow money except (i) to purchase securities, provided that the aggregate amount of such borrowings may not exceed 20% of its total assets, taken at market value at time of borrowing, and (ii) from banks for temporary or emergency purposes in an amount not exceeding 5% of its total assets, taken at market value at time of borrowing.

         (3) Mortgage, pledge or hypothecate its assets in an amount exceeding 30% of its total assets, taken at market value at time of incurrence.

         (4) Knowingly invest more than 20% of its total assets, taken at market value at time of investment, in securities subject to legal or contractual restrictions on resale, including securities which may be sold publicly only if registered under the Securities Act of 1933.

         (5) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Company may be deemed to be an underwriter under applicable securities laws.

         (6) Purchase real estate or interests in real estate, except that the Company may invest in securities secured by real estate or interests therein, or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

         (7) Make loans, except through the purchase of debt securities and the loaning of its portfolio securities in accordance with the Company's investment policies.

         (8) Invest in companies for the purpose of exercising control or management.

         (9) Purchase securities on margin (except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities) or make short sales of securities (except for sales "against the box").

         (10) Purchase or retain securities of any issuer if, to the Company's knowledge, those officers and directors of the Company or the Adviser individually owning beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such issuer's outstanding securities.

         (11) Invest in commodities or commodity contracts, or write or purchase puts, calls or combinations of both.

         (12) Purchase the securities of any other investment company, except
(a) in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the Company's shareholders, and (b) in the case of securities of closed-end investment companies only, in the open market where no commission other than the ordinary broker's commission is paid; provided, however, that in no event may investments in securities of other investment companies exceed 10% of the Company's total assets taken at market value at time of purchase.

         (13) Invest more than 25% of its total assets, taken at market value at time of purchase, in securities of issuers in any one industry.

         (14) Purchase securities issued by the Trust Company or any company of which 50% or more of the voting securities are owned by the Trust Company or an affiliate of the Trust Company, or any investment company (excluding the Company) or real estate investment trust managed or advised by the Trust Company or any such company.

         (15) Invest more than 5% of its total assets, taken at market value at time of purchase, in securities of any one issuer other than the United States Government or its instrumentalities; or invest in the securities of companies which (together with predecessors) have a record of less than three years continuous operation, or purchase more than 10% of any class of the outstanding voting securities of any one issuer.

         (16) Purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

         If a percentage restriction on investment or utilization of assets set forth in items 2, 3, 4, 10, 12, 13, 14 or 15 above is adhered to at the time an investment is made, a later change in percentage resulting from, for example, changing values or a change in the rating of a portfolio security will not be considered a violation. The Company may exchange securities, exercise any conversion rights or exercise warrants or other rights to purchase common stock or other equity securities and may hold any such securities so acquired without regard to the foregoing investment restrictions, but the value of the securities so acquired shall be included in any subsequent determination of the Company's compliance with the 20% limitation referred to in item 2 above.

                                    EXHIBIT D


                         INVESTMENT MANAGEMENT AGREEMENT


         THIS INVESTMENT MANAGEMENT AGREEMENT dated and effective as of January 1, 2002 between EIS FUND, INC., a New York corporation (herein referred to as the "Fund"), and CORNERSTONE ADVISORS, INC., a corporation duly organized under the laws of North Carolina (herein referred to as the "Investment Manager").

1. APPOINTMENT OF INVESTMENT MANAGER. The Investment Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, to provide overall investment management services for the Fund, and in connection therewith to (i) supervise the Fund's investment program, including advising and consulting with the Fund's Board of Directors regarding the Fund's overall investment strategy;
(ii) make, in consultation with the Fund's Board of Directors, investment strategy decisions for the Fund; (iii) manage the investing and reinvesting of the Fund's assets; (iv) place purchase and sale orders on behalf of the Fund;
(v) advise the Fund with respect to all matters relating to the Fund's use of leveraging techniques; (vi) provide or procure the provision of research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objective and limitations of the Fund; (vii) monitor the performance of the Fund's outside service providers, including the Fund's administrator, transfer agent and custodian; (viii) be responsible for compliance by the Fund with U.S. federal, state and other applicable laws and regulations; and (ix) pay the salaries, fees and expenses of such of the Fund's directors, officers or employees who are directors, officers or employees of the Investment Manager or any of its affiliates, except that the Fund will bear travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager, to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees thereof. The Investment Manager may delegate any of the foregoing responsibilities to a third party with the consent of the Board of Directors.

2. EXPENSES. In connection herewith, the Investment Manager agrees to maintain a staff within its organization to furnish the above services to the Fund. The Investment Manager shall bear all expenses arising out of its duties hereunder.

                  Except as provided in Section 1 hereof, the Fund shall be responsible for all of the Fund's expenses and liabilities, including expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Securities and Exchange Commission; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors or non-interested members of any advisory or investment board, committee or panel of the Fund; fees and expenses of any officers and interested directors of the Fund who are not affiliated with the Investment Manager, the Administrator or their respective affiliates; travel expenses or an appropriate portion thereof of directors and officers of the Fund, or members of any advisory or investment board, committee or panel of the Fund, to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof, or of any such advisory or investment board, committee or panel; salaries of shareholder relations personnel; costs of shareholder meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.

3. TRANSACTIONS WITH AFFILIATES. The Investment Manager is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Manager or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Manager is further authorized, to the extent permitted by applicable law, to select brokers (including any brokers affiliated with the Investment Manager) for the execution of trades for the Fund.

4. BEST EXECUTION; RESEARCH SERVICES. The Investment Manager is authorized, for the purchase and sale of the Fund's portfolio services, to employ such dealers and brokers as may, in the judgment of the Investment Manager, implement the policy of the Fund to obtain the best results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Investment Manager is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Manager to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Manager. It is understood that the expenses of the Investment Manager will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Investment Manager by brokers who effect securities transactions for the Fund may be used by the Investment Manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Investment Manager by brokers who effect securities transactions for other investment companies and accounts which the Investment Manager manages may be used by the Investment Manager in servicing the Fund. It is understood that not all of these research services are used by the Investment Manager in managing any particular account, including the Fund.

5. REMUNERATION. In consideration of the services to be rendered by the Investment Manager under this Agreement, the Fund shall pay the Investment Manager a monthly fee in United States dollars for the previous month at an annual rate of one (1.00%) percent of the Fund's average weekly net assets. If the fee payable to the Investment Manager pursuant to this paragraph 5 begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement.

6. REPRESENTATIONS AND WARRANTIES. The Investment Manager represents and warrants that it is duly registered and authorized as an investment adviser under the Investment Advisers Act of 1940, as amended, and the Investment Manager agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

7. SERVICES NOT DEEMED EXCLUSIVE. The services provided hereunder by the Investment Manager are not to be deemed exclusive and the Investment Manager and any of its affiliates or related persons are free to render similar services to other and to use the research developed in connection with this Agreement for other clients or affiliates. Nothing herein shall be construed as constituting the Investment Manager an agent of the Fund.

8. LIMIT OF LIABILITY. The Investment Manager shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. The Investment Manager shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Fund will indemnify the Investment Manager against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Investment Manager. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Manager was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Manager was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors"), or (b) an independent legal counsel in a written opinion. The Investment Manager shall be entitled to advances from the Fund for payment of the reasonable expenses (including reasonable counsel fees and expenses) incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. Prior to any such advance, the Investment Manager shall provide to the Fund a written affirmation of its good faith belief that the standard conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Manager shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Manager will ultimately be found to be entitled to indemnification.

9. DURATION AND TERMINATION. This Agreement shall have an initial term beginning January 1, 2002 and ending December 31, 2003, and then shall continue in effect thereafter for successive annual periods, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the Fund's Board of Directors or the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

                  Notwithstanding the above, this Agreement (a) may nevertheless be terminated at any time, without penalty, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Investment Manager, upon sixty (60) days' written notice delivered to each party hereto, and (b) shall automatically be terminated in the event of its assignment (as defined in the 1940 Act). Any such notice shall be deemed given when received by the addressee.

10. GOVERNING LAW. This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

11. NOTICES. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below:

                  IF TO THE FUND:
                  --------------

                  EIS FUND, INC.
                  c/o Cornerstone Advisors, Inc.
                  One West Pack Square
                  Suite 1650
                  Asheville, North Carolina 28801
                  Attention:        Mr. Ralph W. Bradshaw


                  IF TO THE INVESTMENT MANAGER:
                  ----------------------------

                  CORNERSTONE ADVISORS, INC.
                  One West Pack Square
                  Suite 1650
                  Asheville, North Carolina 28801
                  Attention:        Mr. Gary A. Bentz

or to such other address as to which the recipient shall have informed the other party in writing.

         Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail, on the date on which such facsimile or mail is sent.

12. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto caused their duly authorized signatories to execute this Agreement as of the day and year first written above.

                                                 EIS FUND, INC.



                                                 By:
                                                     ---------------------------
                                                 Name:    Ralph W. Bradshaw
                                                 Title:   President




                                                 CORNERSTONE ADVISORS, INC.



                                                 By:
                                                     ---------------------------
                                                 Name:    Gary A. Bentz
                                                 Title:   Vice President

                                    EXHIBIT E

                         CERTIFICATE OF AMENDMENT OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                          EXCELSIOR INCOME SHARES, INC.

               (Under Section 805 of the Business Corporation Law)
                     ---------------------------------------

To the Department of State
State of New York


         The undersigned hereby certifies:

FIRST: The name of the corporation is Excelsior Income Shares, Inc.

SECOND: The Certificate of Incorporation was filed with the Department of State of the State of New York on March 14, 1973.

THIRD: The Certificate of Incorporation is amended by deleting Article First and substituting the following therefor:

         "FIRST: The name of the corporation (hereinafter called the "Company") is "EIS Fund, Inc."


FOURTH: The foregoing amendment was approved by the vote of a majority of the outstanding shares entitled to vote thereon.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Certificate of Incorporation on behalf of the Company this ____ day of December, 2001.

                                                  EXCELSIOR INCOME SHARES, INC.



                                                  By:
                                                     ---------------------------
                                                  Name:    Ralph Bradshaw
                                                  Title:   President

                               FORM OF PROXY CARD

                          EXCELSIOR INCOME SHARES, INC.

         The undersigned stockholder of Excelsior Income Shares, Inc. (the "Fund") hereby constitutes and appoints Messrs. Bradshaw, Westle and Breen, or any of them, the action of a majority of them voting to be controlling, as proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of the Fund standing in his or her name on the books of the Fund at the Special Meeting of Stockholders of the Fund to be held on December 27, 2001 at 9:30 a.m., New York time, at the offices of Spitzer & Feldman P.C., 405 Park Avenue, 6th Floor, New York, New York, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof:

         The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the aforementioned instructions with respect to (a) the amendment of the Fund's Prospectus and By-laws to effect changes in its fundamental investment objectives and policies and fundamental investment restrictions; (b) the approval of a new investment management agreement between Cornerstone Advisors, Inc. and the Fund; and (c) the amendment to the Fund's Certificate of Incorporation to change the name of the Fund from "Excelsior Income Shares, Inc." to "EIS Fund, Inc.". In their discretion, the proxies are authorized to consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof. If no such specification is made, the undersigned will vote FOR each of the proposals set forth above, and in their discretion with respect to such other matters as may properly come before the Meeting.


--------------------------------------------------------------------------------


      THIS PROXY IS SOLICITED ON BEHALF OF EXCELSIOR INCOME SHARES, INC.'S
        BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE
                                     HELD ON
                                December 27, 2001

                    (To be dated and signed on reverse side)

Please mark boxes / / or /X/ in blue or black ink.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE:

 --------
 A.
  X
 --------

--------------------------------------------------------------------------------

1. To approve an amendment of the Fund's Prospectus and By-laws to effect changes in its fundamental investment objectives and policies and fundamental investment restrictions:

                         FOR              WITHHELD               ABSTAIN
                         [ ]                [ ]                    [ ]

2. To approve a new investment management agreement between Cornerstone Advisors, Inc. and the Fund:

                         FOR                 AGAINST             ABSTAIN
                         [ ]                [ ]                    [ ]

3. To approve the amendment to the Fund's Certificate of Incorporation to change the name of the Fund from "Excelsior Income Shares, Inc." to "EIS Fund, Inc.":

                         FOR                 AGAINST             ABSTAIN
                         [ ]                [ ]                    [ ]

     In their discretion, the proxies are authorized to consider and vote upon such matters as may properly come before said Meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH PROPOSAL.

Your proxy is important to assure a quorum at the annual meeting whether or not you plan to attend the meeting in person. You may revoke this proxy at anytime, and the giving of it will not effect your right to attend the annual meeting and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE(S)____________________________ DATE___________________

     NOTE: Please sign exactly as your name appears. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.